SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 16, 2012

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine month results through September 30, 2012.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 16, 2012, announcing the third quarter and first nine month results through September 30, 2012.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: October 16, 2012

Exhibit 99.1

AMERISERV FINANCIAL REPORTS EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2012

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported third quarter 2012 net income available to common shareholders of $1,056,000 or $0.05 per diluted common share.  This performance is consistent with the financial results reported for the third quarter of 2011.  For the nine month period ended September 30, 2012, the Company reported net income available to common shareholders of $3,528,000 or $0.18 per diluted share.  While net income available to common shareholders for the nine month period was down by $120,000 or 3.3%, compared to the same period in 2011, diluted earnings per share increased by $0.01 or 5.9% due to the success of the Company’s common stock repurchase program.  The sustained improvements in asset quality continued to result in a negative provision for loan losses in 2012, but at a lesser level than in 2011.  This is the factor causing the reduction in net income for both the third quarter and nine month period of 2012.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2012:

	Third Quarter 2012	Third Quarter 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011

Net income	$1,307,000	$1,566,000	$4,304,000	$4,767,000
Net income available to common shareholders	$1,056,000	$1,027,000	$3,528,000	$3,648,000
Diluted earnings per share	$ 0.05	$ 0.05	$ 0.18	$0.17

Glenn L. Wilson, President and Chief Executive Officer, commented on the third quarter 2012 financial results: “AmeriServ Financial was able to report a sixth consecutive quarter of loan growth during the third quarter of 2012 and now exceeds $1 billion in total assets.  This loan growth helped us increase our net interest income by over $200,000 and maintain a stable net interest margin on a linked quarter basis, despite the challenging interest rate environment.  I was pleased that our recently opened loan production offices are now contributing to the loan increase we have achieved in 2012.  Additionally, this loan growth has occurred in loan categories that qualify for the Small Business Lending Fund (SBLF).  As a result, we will pay the lowest preferred share dividend rate available under the SBLF program for at least two consecutive quarters beginning in the fourth quarter of 2012.  This will have a positive impact on the key shareholder value metrics of earnings per share and tangible book value per share in future quarters.”

The Company’s net interest income has been relatively consistent this year as it increased by $24,000 or 0.3% in the third quarter of 2012 from the prior year’s third quarter and for the first nine months of 2012 decreased by only $49,000 or 0.2% when compared to the first nine months of 2011.  The Company’s 2012 net interest margin of 3.63% was seven basis points lower than the net interest margin of 3.70% for the first nine months of 2011.  The decreased net interest margin reflects the challenges of a flatter yield curve which has pressured interest revenue in 2012.  The Company has been able to overcome this net interest margin pressure and keep net interest income relatively constant by reducing its cost of funds and growing its earning assets, particularly loans.  Specifically, total loans outstanding have increased for six consecutive quarters and now are $39.2 million or 5.9% higher than they were at September 30, 2011.  This loan growth reflects the successful results of the Company’s more intensive sales calling efforts with an emphasis on generating commercial loans and owner occupied commercial real estate loans which qualify as Small Business Lending Fund loans, particularly through its new loan production offices.  Despite this growth in loans, total interest revenue dropped by $1.6 million between years and reflects the lower interest rate environment and flatter yield curve.  Interest revenue has also been negatively impacted by increased premium amortization on mortgage backed securities due to faster mortgage prepayment speeds.  However, careful management of funding costs has allowed the Company to mitigate a significant portion of this drop in interest revenue during the past year.  Specifically, interest expense in the first nine months of 2012 declined by $1.5 million from the same prior year period due to the Company’s proactive efforts to reduce deposit and borrowing costs.  Even with this reduction in deposit costs, the Company still experienced solid growth in deposits which increased by $22.8 million or 2.8% over the past 12 months.  The Company continues to maintain strong liquidity as evidenced by a loan to deposit ratio of 83.1% at September 30, 2012.

Sustained improvements in asset quality evidenced by low levels of non-performing assets, net charge-offs, and classified loans allowed the Company to again reverse a portion of the allowance for loan losses into earnings in the third quarter of 2012 while still maintaining strong coverage ratios.  At September 30, 2012, non-performing assets totaled $5.4 million or 0.77% of total loans.  This represents the fifth consecutive quarter where non-performing assets have been near the $5 million level.  Criticized and classified loans also dropped by $11 million or 20.7% during the past 12 months.  Actual credit losses realized through net charge-offs have also declined in 2012 for both the third quarter and nine month periods.  For the first nine months of 2012, net charge-offs totaled $470,000 or 0.09% of total loans which represents a decrease from the first nine months of 2011 when net charge-offs totaled $1.4 million or 0.28% of total loans.  As a result of this sustained asset quality improvement, the Company recorded a negative provision for loan losses of $200,000 in the third quarter of 2012 compared to a negative provision of $550,000 in the third quarter of 2011.  For the nine month period in 2012, the negative provision amounted to $1,325,000 compared to a $2,325,000 credit provision in the first nine months of 2011.  Overall, there has been $1.0 million less earnings benefit from negative loan loss provisions in 2012.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, non-performing asset, loan delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  In summary, the allowance for loan losses provided 282% coverage of non-performing loans, and was 1.83% of total loans, at September 30, 2012, compared to 288% of non-performing loans, and 2.18% of total loans, at December 31, 2011.

The Company’s growth in non-interest income has also been a financial performance highlight in 2012.  Total non-interest income in the third quarter of 2012 increased by $125,000 or 3.5% from the prior year’s third quarter and for the first nine months of 2012 increased by $973,000 or 9.6% when compared to the first nine months of 2011.  The 2012 non-interest income increase was driven by increased revenue from residential mortgage banking activities.  Specifically, gains realized on residential mortgage loan sales into the secondary market increased by $76,000 for the third quarter and by $186,000 for the nine month period due to increased mortgage loan production in 2012.  Higher fees related to residential mortgage banking activities along with increased revenue from financial services (annuity and mutual funds sales) were the key factors responsible for the $159,000 quarterly increase and $377,000 nine month increase in other income in 2012.  Also for the nine month period, our Trust Company continued its positive momentum with trust fees increasing by $115,000 or 2.4% as our wealth management businesses benefited from the implementation of new fee schedules and improved asset values under management in 2012.  Finally, the Company realized a modest $12,000 investment security gain in 2012 compared to a $358,000 investment security loss in the first quarter of 2011 that resulted from a portfolio repositioning strategy.

Total non-interest expense in the third quarter of 2012 increased by $205,000 from the prior year’s third quarter and for the first nine months of 2012 increased by $590,000 or 2.0% when compared to the first nine months of 2011.  Salaries and employee benefits increased by $430,000 for the third quarter and $1.3 million or 7.9% for the nine month period due to higher salaries expense, incentive compensation, and pension expense.  The 2012 personnel expenses also reflect the staffing costs associated with new loan production offices in Altoona, Harrisburg and Hagerstown, Maryland.  Other expenses also increased by $152,000 for the nine month period due to an increase in the reserve for unfunded loan commitments as result of increased commercial loan origination activity in 2012 and higher business development related expenses.  These negative items were partially offset by a $158,000 reduction in FDIC deposit insurance expense for the third quarter of 2012 and an $837,000 reduction for the nine month period.  This reduction resulted from a change in the calculation methodology which took effect in the second half of 2011 and the Company’s improved risk profile resulting primarily from better asset quality.  Finally, the Company recorded an income tax expense of $1.9 million or an effective tax rate of 31.0% for the first nine months of 2012 which was comparable with the income tax expense of $2.1 million or an effective tax rate of 30.9% for the first nine months of 2011.  The quarterly effective tax rates were also comparable with the nine month average.

ASRV had total assets of $1.0 billion and shareholders’ equity of $112 million or a book value of $4.74 per common share and a tangible book value of $4.09 per common share at September 30, 2012.  During the first nine months of 2012, the Company repurchased 1,667,000 shares or 8.0% of its outstanding common stock at an average price of $2.49 in conjunction with the terms of its previously announced common stock repurchase program.  This was a key factor contributing to an 8.8% growth in tangible book value per share since the end of 2011.  The Company continued to maintain strong capital ratios that considerably exceed the regulatory defined well capitalized status with a risk based capital ratio of 16.26%, an asset leverage ratio of 11.45% and a tangible common equity to tangible assets ratio of 7.95% at September 30, 2012.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

September 30, 2012

(In thousands, except per share and ratio data)

(Unaudited)

2012

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,565	$1,432	$1,307	$4,304
Net income available to common shareholders	1,302	1,170	1,056	3,528

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.65%	0.59%	0.52%	0.59%
Return on average equity	5.60	5.19	4.66	5.15
Net interest margin	3.70	3.59	3.59	3.63
Net charge-offs (recoveries) as a percentage of average loans	0.13	(0.02)	0.16	0.09
Loan loss provision as a percentage of average loans	(0.38)	(0.30)	(0.11)	(0.26)
Efficiency ratio	86.17	86.34	85.50	86.00

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.06	$0.05	$0.18
Average number of common shares outstanding	20,679	19,584	19,275	19,844
Diluted	0.06	0.06	0.05	0.18
Average number of common shares outstanding	20,722	19,652	19,351	19,904

2011

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,263	$1,938	$1,566	$4,767
Net income available to common shareholders	973	1,648	1,027	3,648

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.54%	0.81%	0.64%	0.66%
Return on average equity	4.77	7.11	5.52	5.81
Net interest margin	3.70	3.71	3.68	3.70
Net charge-offs as a percentage of average loans	0.70	(0.07)	0.20	0.28
Loan loss provision as a percentage of average loans	(0.37)	(0.72)	(0.33)	(0.47)
Efficiency ratio	89.53	85.53	84.83	86.59

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.08	$0.05	$0.17
Average number of common shares outstanding	21,208	21,208	21,208	21,208
Diluted	0.05	0.08	0.05	0.17
Average number of common shares outstanding	21,230	21,236	21,227	21,231

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(Unaudited)

2012

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$967,401	$997,102	$1,002,281
Short-term investments/overnight funds	7,398	14,158	14,210
Investment securities	190,089	191,791	181,319
Loans and loans held for sale	671,328	690,815	706,624
Allowance for loan losses	13,778	13,317	12,829
Goodwill	12,613	12,613	12,613
Deposits	820,105	854,017	850,125
FHLB borrowings	6,390	3,000	12,000
Shareholders’ equity	112,270	110,810	112,311
Non-performing assets	4,801	5,077	5,372
Asset leverage ratio	11.83%	11.60%	11.45%
Tangible common equity ratio	8.24	7.84	7.95
PER COMMON SHARE:
Book value (A)	$4.46	$4.66	$4.74
Tangible book value	3.84	4.00	4.09
Market value	2.74	2.82	2.97
Trust assets – fair market value (B)	$1,469,789	$1,447,877	$1,511,012

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	353	353	355
Branch locations	18	18	18
Common shares outstanding	20,465,521	19,284,521	19,255,221

2011

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$961,067	$954,893	$973,439	$979,076
Short-term investments/overnight funds	26,769	4,338	17,941	7,845
Investment securities	195,272	198,770	195,784	195,203
Loans and loans held for sale	644,836	656,838	667,409	670,847
Allowance for loan losses	18,025	16,958	16,069	14,623
Goodwill and core deposit intangibles	12,613	12,613	12,613	12,613
Deposits	816,528	810,082	827,358	816,420
FHLB borrowings	9,736	9,722	9,707	21,765
Shareholders’ equity	108,170	111,410	114,164	112,352
Non-performing assets	9,328	7,433	5,344	5,199
Asset leverage ratio	11.40%	11.60%	11.70%	11.66%
Tangible common equity ratio	7.89	8.29	8.38	8.15
PER COMMON SHARE:
Book value (A)	$4.12	$4.28	$4.39	$4.37
Tangible book value	3.53	3.68	3.80	3.76
Market value	2.37	1.95	1.90	1.95
Trust assets – fair market value (B)	$1,410,755	$1,390,534	$1,313,440	$1,382,745

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	351	352	342	347
Branch locations	18	18	18	18
Common shares outstanding	21,207,670	21,208,421	21,208,421	20,921,021

NOTES:

(A)

Preferred stock of $21 million received through the Small Business Lending Fund is excluded from the book value per common share and tangible book value per common share calculations.

        (B) Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(Unaudited)

2012

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$8,729	$8,552	$8,807	$26,088
Total investment portfolio	1,395	1,333	1,223	3,951
Total Interest Income	10,124	9,885	10,030	30,039

INTEREST EXPENSE
Deposits	1,762	1,668	1,587	5,017
All borrowings	304	296	301	901
Total Interest Expense	2,066	1,964	1,888	5,918

NET INTEREST INCOME	8,058	7,921	8,142	24,121
Provision (credit) for loan losses	(625)	(500)	(200)	(1,325)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,683	8,421	8,342	25,446

NON-INTEREST INCOME
Trust fees	1,697	1,628	1,533	4,858
Investment advisory fees	193	177	182	552
Net realized gains on investment securities	-	12	-	12
Net realized gains on loans held for sale	276	251	262	789
Service charges on deposit accounts	535	517	567	1,619
Bank owned life insurance	215	212	217	644
Other income	758	936	888	2,582
Total Non-interest Income	3,674	3,733	3,649	11,056

NON-INTEREST EXPENSE
Salaries and employee benefits	5,986	5,976	6,132	18,094
Net occupancy expense	729	702	698	2,129
Equipment expense	451	473	395	1,319
Professional fees	923	937	977	2,837
FDIC deposit insurance expense	129	114	104	347
Other expenses	1,896	1,865	1,781	5,542
Total Non-interest Expense	10,114	10,067	10,087	30,268

PRETAX INCOME	2,243	2,087	1,904	6,234
Income tax expense	678	655	597	1,930
NET INCOME	1,565	1,432	1,307	4,304
Preferred stock dividends	263	262	251	776
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,302	$1,170	$1,056	$3,528

2011

	1QTR	2QTR	3QTR	YEAR
INTEREST INCOME				TO DATE
Interest and fees on loans	$9,083	$8,804	$8,888	$26,775
Total investment portfolio	1,513	1,726	1,604	4,843
Total Interest Income	10,596	10,530	10,492	31,618

INTEREST EXPENSE
Deposits	2,294	2,106	2,038	6,438
All borrowings	336	338	336	1,010
Total Interest Expense	2,630	2,444	2,374	7,448

NET INTEREST INCOME	7,966	8,086	8,118	24,170
Provision (credit) for loan losses	(600)	(1,175)	(550)	(2,325)
NET INTEREST INCOME AFTER PROVISION (CREDIT) FOR LOAN LOSSES	8,566	9,261	8,668	26,495

NON-INTEREST INCOME
Trust fees	1,556	1,617	1,570	4,743
Investment advisory fees	198	198	172	568
Net realized losses on investment securities	(358)	-	-	(358)
Net realized gains on loans held for sale	262	155	186	603
Service charges on deposit accounts	472	549	640	1,661
Bank owned life insurance	216	218	227	661
Other income	759	717	729	2,205
Total Non-interest Income	3,105	3,454	3,524	10,083

NON-INTEREST EXPENSE
Salaries and employee benefits	5,500	5,574	5,702	16,776
Net occupancy expense	757	742	680	2,179
Equipment expense	429	411	435	1,275
Professional fees	980	911	983	2,874
FDIC deposit insurance expense	462	460	262	1,184
Other expenses	1,791	1,779	1,820	5,390
Total Non-interest Expense	9,919	9,877	9,882	29,678

PRETAX INCOME	1,752	2,838	2,310	6,900
Income tax expense	489	900	744	2,133
NET INCOME	1,263	1,938	1,566	4,767
Preferred stock dividends and accretion of preferred stock	290	290	539	1,119
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$973	$1,648	$1,027	$3,648

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(Unaudited)

2012

2011

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$701,104	$678,995	$663,230	$658,442
Deposits with banks	5,265	8,870	9,861	4,546
Short-term investment in money market funds	4,717	4,567	3,547	3,451
Federal funds sold	-	-	-	7,784
Total investment securities	187,474	190,662	199,228	198,580

Total interest earning assets	898,560	883,094	875,866	872,803

Non-interest earning assets:
Cash and due from banks	17,090	16,775	16,228	15,598
Premises and equipment	11,019	10,925	10,535	10,504
Other assets	81,526	81,793	79,342	79,323
Allowance for loan losses	(13,167)	(13,830)	(17,032)	(18,309)

Total assets	$995,028	$978,757	$964,939	$959,919

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$63,321	$59,703	$59,099	$57,143
Savings	86,373	85,152	83,280	81,241
Money market	216,644	208,414	193,921	190,642
Other time	328,410	330,073	346,639	352,643
Total interest bearing deposits	694,748	683,342	682,939	681,669
Borrowings:
Federal funds purchased and other short- term borrowings	3,808	2,827	227	507
Advances from Federal Home Loan Bank	4,417	5,683	9,715	9,729
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	716,058	704,937	705,966	704,990

Non-interest bearing liabilities:
Demand deposits	150,844	146,229	134,767	133,465
Other liabilities	16,467	15,970	11,634	11,691
Shareholders’ equity	111,659	111,621	112,572	109,773
Total liabilities and shareholders’ equity	$995,028	$978,757	$964,939	$959,919